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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material under 14a-12
RAYOVAC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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601 Rayovac Drive
Madison, Wisconsin 53711

June 17, 2003

Dear Shareholder:

On Wednesday, July 23, 2003, Rayovac Corporation will hold its annual meeting of shareholders. On behalf of the Board of Directors, I am pleased to invite you to join us so we can report to you on the activities of Rayovac during fiscal 2002. The meeting will be held at our headquarters at 601 Rayovac Drive, Madison, Wisconsin and is scheduled to begin at 8:00 a.m., local time.

This year you are being asked to vote on the following matters: (1) the election of three Class III directors to the Board of Directors for a three-year term; and (2) the ratification of the Board of Directors' appointment of KPMG LLP as our independent auditors for fiscal 2003. These proposals are described in the attached proxy statement, which you are encouraged to read fully.

Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Regardless of the number of shares you own, please complete, sign, date and promptly return the enclosed proxy card in the enclosed envelope.

We appreciate your continued support.

Sincerely,

David A. Jones
 Chairman and
Chief Executive Officer

RAYOVAC CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Rayovac Corporation:

        The annual meeting of the shareholders of Rayovac Corporation (the "Annual Meeting") will be held at our headquarters at 601 Rayovac Drive, Madison, Wisconsin 53711, on Wednesday July 23, 2003, at 8:00 a.m., local time, for the following purposes:

  1.
  To elect three Class III directors to the Board of Directors for a three-year term expiring at the 2006 annual meeting;

  2.
  To ratify the appointment by the Board of Directors of KPMG LLP, certified public accountants, as our independent auditors for fiscal 2003; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        All shareholders of record at the close of business on Monday, June 2, 2003, will be entitled to vote at the Annual Meeting, whether in person or by proxy. Please complete, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person, if they wish to do so.

                      By Order of the Board of Directors,

                      James T. Lucke
                      Secretary

601 Rayovac Drive
Madison, Wisconsin 53711
June 17, 2003

IMPORTANT

        All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. This will assure your representation and a quorum for the transaction of business at the Annual Meeting. If you do attend the Annual Meeting, you may vote in person if you desire to do so, even if you have returned a proxy card.

RAYOVAC CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JULY 23, 2003

General

        We are furnishing this proxy statement to shareholders of record of Rayovac Corporation ("Rayovac" or the "Company") in connection with the solicitation of proxies for use at the annual meeting of shareholders (the "Annual Meeting") to be held on Wednesday, July 23, 2003, at 8:00 a.m., local time, at our headquarters located at 601 Rayovac Drive, Madison, Wisconsin, and at any adjournments or postponements thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. The Notice of Annual Meeting of Shareholders, this proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about June 17, 2003.

Voting Securities, Quorum and Vote Required

        Only holders of record of common stock, par value $.01 per share, of Rayovac (the "Common Stock") as of the close of business on June 2, 2003 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 32,461,769 shares of Common Stock outstanding, constituting all of our outstanding voting securities. Shareholders are entitled to one vote for each share of Common Stock they held as of the Record Date.

        A quorum of shareholders is necessary to hold a valid annual meeting. A quorum will exist at the Annual Meeting if the holders of record of a majority of the number of shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting but who have abstained from voting or not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting will be counted as present for purposes of establishing a quorum.

        To be elected as a Class III director at the Annual Meeting (Proposal No. 1), each candidate for election must receive a plurality of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present, is required to ratify the Board of Directors' appointment of KPMG LLP as our independent auditors for fiscal 2003 (Proposal No. 2).

        Shares represented by proxies that are marked "WITHHELD" with regard to Proposal No. 1 will be excluded entirely from the vote and will have no effect. Shares represented by proxies which are marked "ABSTAIN" with regard to Proposal No. 2 will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a negative vote because approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

        A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Brokers holding your shares in their name will be permitted to vote such shares with respect to all of the proposals to be voted on at the Annual

Meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to either proposal.

Proxies

  Voting Your Proxy

        You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

        Voting instructions are included on your proxy card. If you properly complete, date and sign your proxy and return it to us in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is one of our officers, will vote your shares as you have directed on the proxy card.

        If you sign and timely return your proxy card, but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, your shares will be voted FOR each of such proposals. Our Board of Directors has no knowledge of any matters that will be presented for consideration at the Annual Meeting other than those described herein. If any other matter is properly presented at the Annual Meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies. The named proxies will also have discretionary authority to vote upon any adjournment or postponement of the Annual Meeting, including for the purpose of soliciting additional proxies.

  How to Vote by Proxy

        You may vote by proxy by completing, signing, dating and returning your proxy card in the enclosed envelope. If you hold your shares through a broker or other custodian, you should provide written instructions to your broker on how to vote your shares. The proposals to be voted on at the Annual Meeting are routine matters and, accordingly, your broker will be permitted to vote your shares without instruction from you. As a result, if you do not provide your broker with instructions on how to vote your shares, your broker may vote your shares in a different manner than you would have voted if you had provided instructions to your broker.

  Revoking Your Proxy

        You may revoke your proxy before it is voted by:

  •
  sending in a new proxy with a later date;

  •
  notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

  •
  voting in person at the Annual Meeting.

        If you hold your shares through a broker or other custodian, you will need to contact them to revoke your proxy.

  Voting in Person

        If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

Proxy Solicitation

        This solicitation of proxies is being made on behalf of our Board of Directors and we will bear the costs of the solicitation. We have engaged Georgeson Shareholder Communications Inc. to assist in soliciting proxies for a fee of approximately $6,500 plus reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail, proxies may also be solicited by our directors, officers and employees in person or by telephone or fax, for which they will receive no additional compensation. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

Delivery of Proxy Materials and Annual Report to Households

        The Rules of the Securities and Exchange Commission (the "SEC") permit companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more shareholders reside. Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and who have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of our annual report to shareholders for the last fiscal year (the "Annual Report") and this proxy statement.

        If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

        Beneficial owners who reside at a shared address at which a single copy of our Annual Report and this proxy statement is delivered may obtain a separate copy of our Annual Report and/or this proxy statement without charge by sending a written request to Rayovac Corporation, 601 Rayovac Drive, Madison, Wisconsin 53711, Attention: Corporate Communications Department, or by calling us at (608) 275-4912. We will promptly deliver an Annual Report and/or this proxy statement upon request.

        Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Board of Directors currently consists of seven members, as determined in accordance with our Amended and Restated By-Laws. In accordance with our Amended and Restated Articles of Incorporation, the Board of Directors is divided into three classes (designated Class I, Class II and Class III, respectively), each consisting, as nearly as possible, of one-third of the total number of directors. The current term of office of the Class III directors expires at the Annual Meeting. The Class I and Class II directors are serving terms that expire at the annual meeting of shareholders to be held in 2005 and 2004, respectively.

        The named proxies will vote the shares represented by all proxies received for the nominees for election as Class III directors, except to the extent authority to do so is withheld. Shareholders may withhold authority from the named proxies to vote for the entire slate of directors as nominated or, by writing the name of an individual nominee in the space provided on the proxy card, may withhold the authority to vote for any individual nominee. Withholding authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. If any nominee is or becomes unable or unwilling to serve, all proxies received will be voted for the person, if any, as shall be designated by the Board of Directors to replace the nominee. Each nominee has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director.

        The names of the nominees being presented for consideration by the shareholders (all of whom are incumbent directors) and our current directors, their ages, the years in which they became directors of the Company and certain other information about them are set forth below. None of the corporations or other organizations referred to below with which a director or nominee for director has been employed or otherwise associated is currently a parent, subsidiary or other affiliate of the Company.

Nominees for Class III Directors

        Nominees for election as Class III directors, whose three-year term will expire at the 2006 annual meeting of shareholders, are as follows:

William P. Carmichael Age 59	Mr. Carmichael has served as a director of Rayovac since August 2002. From 1998 to 2001, he served as Senior Managing Director of the Succession Fund, a company that provides strategic financial and tax consulting to closely held private companies. Mr. Carmichael also served as Senior Vice President of Sara Lee Corporation from 1991 to 1993, Vice President from 1985 to 1990 and Chief Financial Officer from 1987 to 1990 of Beatrice Foods Company, Vice President of E-11 Holdings from 1987 to 1988 and Vice President of Esmark, Inc. from 1976 to 1984. He is a director of Cobra Electronics Corporation and Nations Funds.
Kent J. Hussey Age 57
Mr. Hussey has served as a director of Rayovac since October 1996 and has served as our President and Chief Operating Officer since August 2002 and from April 1998 until November 30, 2001. From December 1, 2001 through July 2002, Mr. Hussey served as our President and Chief Financial Officer. From October 1996 to April 1998, he served as our Executive Vice President of Finance and Administration and our Chief Financial Officer. From 1994 to 1996, Mr. Hussey was Vice President and Chief Financial Officer of ECC International, a producer of industrial minerals and specialty chemicals, and from 1991 to July 1994 he served as Vice President and Chief Financial Officer of The Regina Company, a manufacturer of vacuum cleaners and other floor care equipment. Mr. Hussey also serves as a director of American Woodmark Corporation.
Philip F. Pellegrino Age 63
Mr. Pellegrino has served as a director of Rayovac since November 2000. He currently serves as President of North American Sales for Kraft Foods, Inc. and has held that position since April 1, 2003. From September 2000 to April 2003, he served as Senior Vice President and President of Sales for Kraft Foods. From 1995 to September 2000, he served as Senior Vice President of Sales and Customer Service for Kraft Foods. He has been employed by Kraft Foods or its subsidiary, Oscar Mayer, since 1964 in various management and executive positions.

The Board of Directors recommends a vote FOR Proposal No. 1 to elect the above-named nominees as Class III directors of Rayovac.

Directors Continuing in Office

        The directors continuing in office in Class I, whose three-year term will expire at the 2005 annual meeting of shareholders, are as follows:

David A. Jones Age 53	Mr. Jones has served as Chairman of our Board of Directors and our Chief Executive Officer since September 1996. From September 1996 to April 1998, Mr. Jones also served as our President. Between February 1995 and March 1996, Mr. Jones was Chief Operating Officer, Chief Executive Officer and Chairman of the Board of Directors of Thermoscan, Inc., a manufacturer and marketer of infrared ear thermometers for consumer and professional use. From 1989 to September 1994, he served as President and Chief Executive Officer of The Regina Company, a manufacturer of vacuum cleaners and other floor care equipment. In addition, Mr. Jones currently serves as a director of United Industries Corp. and Tyson Foods, Inc. Mr. Jones has over 30 years of experience working in the consumer products industry.
Barbara S. Thomas Age 53
Ms. Thomas has served as a director of Rayovac since May 2002. She most recently served as Interim Chief Executive Officer of The Ocean Spray Company from November 2002 to April 2003. Previously, Ms. Thomas was President of Warner-Lambert Consumer Healthcare, the over-the-counter pharmaceuticals business of the Warner-Lambert Company, until its purchase by Pfizer Inc. in July 2000. From 1993 to 1997, Ms. Thomas was employed by the Pillsbury Company, serving last as President of Pillsbury Canada Ltd. Prior to joining Pillsbury, Ms. Thomas served as Senior Vice President of Marketing for Nabisco Brands, Inc. She also serves as a director of Dial Corporation.

        The directors continuing in office in Class II, whose three-year term will expire at the 2004 annual meeting of shareholders, are as follows:

John S. Lupo Age 56	Mr. Lupo has served as a director of Rayovac since July 1998 and is a principal in the consulting firm Renaissance Partners, LLC, which he joined in February 2000. From October 1998 until November 1999, he served as Executive Vice President for Sales and Marketing for Bassett Furniture Industries, Inc., a manufacturer and marketer of home furnishings. From April 1998 to October 1998, Mr. Lupo served as a consultant in the consumer products industry. From August 1996 to April 1998, Mr. Lupo served as Senior Vice President and Chief Operating Officer for the international division of Wal-Mart Stores, Inc. From October 1990 to August 1996, Mr. Lupo served as Senior Vice President — General Merchandise Manager of Wal-Mart Stores, Inc.
Thomas R. Shepherd Age 73
Mr. Shepherd has served as a director of Rayovac since our September 1996 recapitalization. Mr. Shepherd is Chairman of TSG Equity Partners, LLC, a private equity investment firm, and is also a director of The Vermont Teddy Bear Company, Inc. and various private corporations. He currently serves as a Special Partner of Thomas H. Lee Partners, L.P. From 1986 through 1998, Mr. Shepherd served as a Managing Director of Thomas H. Lee Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        In addition to those directors named above who are also executive officers of the Company, set forth below is certain information concerning non-director employees who serve as executive officers of the Company. Our executive officers serve at the discretion of the Board of Directors. None of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or other affiliate of Rayovac.

        Kenneth V. Biller, age 55, has served as our Executive Vice President of Operations since October 1999, as our Senior Vice President of Operations from August 1998 to October 1999, as our Senior Vice President of Manufacturing/Supply Chain from January 1998 to August 1998, as our Senior Vice President and General Manager of Lighting Products & Industrial from 1996 to January 1998 and as our Vice President and General Manager of Lighting Products & Industrial from 1995 to 1996. Mr. Biller joined us in 1972 and has held numerous other positions with us, including Director of Technology/Battery Products and Vice President of Manufacturing.

        Remy E. Burel, age 52, joined us as our Executive Vice President—Europe in October 2002, upon our acquisition of substantially all of the consumer battery division of VARTA AG. Before the acquisition, Mr. Burel had been Chief Executive Officer of VARTA Gerabatterie GmbH since January 2, 2000. From May 1990 to December 1999, Mr. Burel held positions of increasing responsibility at VARTA as International Marketing Manager, Geographical Area Manager (France, Spain and Portugal), Profit Center Manager (general purpose batteries) and Divisional Board Member. Mr. Burel started his career at Gillette/Braun and held six different positions in controlling and marketing in the United States, France and Germany from 1975 to 1988.

        Luis A. Cancio, age 63, has served as our Executive Vice President—Latin America since October 2000 and as our Senior Vice President and General Manager of Latin America from August 1999 to October 2000. In April 1997, Mr. Cancio became a founding principal of XCELL Group LLC, a private investment firm, and remains a director of that firm. From 1980 to 1996, he held positions of increasing responsibility at Duracell International Inc., beginning as Vice President in Latin America and ending his tenure as Senior Vice President in other international markets.

        Stephen P. Shanesy, age 46, has served as our Executive Vice President—North America since October 2002 and previously served as Executive Vice President of Global Brand Management since April 1998. Prior to that time and from December 1997, Mr. Shanesy served as our Senior Vice President of Marketing and the General Manager of General Batteries and Lights. From December 1996 to December 1997, Mr. Shanesy was our Senior Vice President of Marketing and General Manager of General Batteries. Prior to joining us, from 1993 to 1996, Mr. Shanesy was Vice President of Marketing at Oscar Mayer.

        Randall J. Steward, age 49, rejoined us as our Executive Vice President and Chief Financial Officer in August 2002, after leaving for personal family reasons in December 2001. He served as our Executive Vice President of Administration and Chief Financial Officer from October 1999 to December 2001. Mr. Steward initially joined us in March of 1998 as our Senior Vice President of Corporate Development and was named Senior Vice President of Finance and Chief Financial Officer in April 1998, a position he held until October 1999. From October 1997 to March 1998, Mr. Steward worked as an independent consultant, primarily with Thermoscan, Inc. and Braun AG, assisting with financial and operational issues. From March 1996 to September 1997, Mr. Steward served as President and General Manager of Thermoscan, Inc. From January 1992 to March 1996, he served as Executive Vice President of Finance and Administration and Chief Financial Officer of Thermoscan, Inc.

        Paul G. Cheeseman, age 44, has served as our Senior Vice President—Technology since November 2001 and as our Vice President—Technology from June 1998 to November 2001 and has led all major technology initiatives at the Company since that time. From 1992 to 1998, Dr. Cheeseman held positions of increasing responsibility at Duracell Inc., a division of Gillette, including Director of Operations from 1992 to 1995 and Director of Technology from 1995 to June 1998.

BOARD ACTIONS;
COMMITTEES OF THE BOARD OF DIRECTORS

        During fiscal 2002, our Board of Directors held four regular meetings and no special meetings and acted by unanimous written consent on four occasions. Each director attended all of the meetings.

        The Board of Directors has designated three principal standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The functions of each committee and the number of meetings held by each committee in fiscal 2002 are noted below.

        The Audit Committee, whose current members are William P. Carmichael, Philip F. Pellegrino and Thomas R. Shepherd, held four meetings in fiscal 2002 and acted by unanimous written consent on one occasion. Mr. Carmichael is the chairperson of the Audit Committee. The Committee is responsible for monitoring (1) the integrity of our financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of our internal audit function and independent auditors and (4) our compliance with legal and regulatory requirements. The responsibilities and authority of the Audit Committee are described in further detail in the Audit Committee Charter, as amended, adopted by the Board of Directors in January 2003, a copy of which is attached as Appendix A to this proxy statement and which can be viewed at the Corporate Governance portion of our website at www.rayovac.com. John S. Lupo served on the Audit Committee during fiscal 2002. Mr. Lupo resigned from the Audit Committee effective November 7, 2002, and was replaced by Mr. Carmichael. The report of the audit committee for fiscal year 2002 is included elsewhere in this proxy statement.

        The Compensation Committee, whose current members are Philip F. Pellegrino and Thomas R. Shepherd, held two meetings in fiscal 2002 and acted by unanimous written consent on one occasion. Mr. Shepherd is the chairperson of the Compensation Committee. The Committee is responsible for overseeing our compensation and employee benefit plans and our incentive-compensation and equity-based plans. The responsibilities and authority of the Compensation Committee are described in further detail in the Compensation Committee Charter adopted by the Board of Directors in January 2003, which can be viewed at the Corporate Governance portion of our website at www.rayovac.com. Scott A. Schoen, Warren C. Smith, Jr. and Scott L. Jaeckel, former directors of Rayovac, each served on the Compensation Committee for a portion of fiscal 2002. Mr. Schoen resigned from the Board of Directors and the Compensation Committee immediately prior to the 2001 Annual Meeting in July 2002. Mr. Smith resigned from the Board of Directors and the Compensation Committee effective January 23, 2002, and was replaced by Mr. Jaeckel, who then resigned from the Board of Directors and the Compensation Committee immediately prior to the 2001 Annual Meeting in July 2002. Since then, the Compensation Committee has been comprised of Mr. Pellegrino and Mr. Shepherd. The report of the Compensation Committee for fiscal year 2002 is included elsewhere in this proxy statement.

        The Nominating and Corporate Governance Committee (formerly known as the Nominating Committee), whose current members are Barbara S. Thomas and John S. Lupo, held 2 meetings in fiscal 2002 and acted by unanimous written consent on one occasion. Ms. Thomas is the chairperson of the Nominating and Corporate Governance Committee. The Committee is responsible for (1) recommending to the Board of Directors individuals qualified to serve as our directors and on our committees of the Board of Directors, (2) advising the Board of Directors with respect to board composition, procedures and committees, (3) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company, and (4) overseeing the evaluation process of the Board of Directors and our Chief Executive Officer. The responsibilities and authority of the Nominating and Corporate Governance Committee are described in further detail in the Nominating and Corporate Governance Committee Charter adopted by the Board of Directors in January 2003, which can be viewed, along with our Corporate Governance Guidelines, at the Corporate Governance portion of our website at www.rayovac.com. Mr. Smith and Mr. Schoen, former directors of Rayovac, each served on the Nominating Committee for a portion of fiscal 2002. Mr. Smith resigned from the Board of Directors and Nominating Committee effective January 23, 2002. Mr. Schoen resigned from the Board of Directors and the Nominating Committee immediately prior to the 2001 Annual Meeting in July 2002. Shareholders who wish to suggest qualified candidates for the position of director may write to the Secretary of the Company, Rayovac Corporation, 601 Rayovac Drive, Madison, Wisconsin 53711, stating in detail the qualifications of the persons they recommend. In accordance with our Amended and Restated By-Laws, all nominations for the position of director for the annual meeting of shareholders to be held in 2004 must be submitted no later than June 3, 2004.

DIRECTOR COMPENSATION

        For fiscal 2003, Messrs. Carmichael, Lupo, Pellegrino and Shepherd and Ms. Thomas will each receive $7,500 per quarter for their service as directors, plus $1,000 for each meeting of the Board of Directors that they attend ($500 if participating telephonically) and $1,000 for each meeting of a committee of the Board of Directors that they attend ($500 if participating telephonically). Committee chairpersons will receive an additional $1,000 for attendance at each such committee meeting ($500 if participating telephonically). Further, each of Messrs. Carmichael, Lupo, Pellegrino and Shepherd and Ms. Thomas were each granted fully vested options to purchase 5,000 shares of our Common Stock on October 1, 2002 at an exercise price of $12.20 per share and, on October 1, 2003, the Company expects to grant each of them fully vested options to purchase 5,000 shares of Common Stock (provided each director is still serving on our Board of Directors) at an exercise price equal to the closing price of our Common Stock on the New York Stock Exchange on the trading day immediately preceding such grant.

        For fiscal 2002, Messrs. Lupo, Pellegrino and Shepherd and Ms. Thomas each received $6,250 per quarter for their service as directors, plus $1,000 for each meeting of the Board of Directors that they attended and $500 for each meeting of a committee of the Board of Directors that they attended, provided that committee chairpersons received an additional $500 for attendance at each such committee meeting. Mr. Shepherd received $35,500, Mr. Lupo received $31,000, Mr. Pellegrino received $31,500 and Ms. Thomas received $7,250 for their service as our directors and for attending meetings of our Board of Directors and committees in fiscal 2002. In addition, on October 1, 2001, each of Messrs. Lupo, Pellegrino and Shepherd were granted fully vested options to purchase 5,000 shares of our Common Stock at an exercise price of $14.50 per share. Our non-employee directors were also reimbursed for their out-of-pocket expenses in attending meetings of the Board of Directors.

        Directors who are also our employees receive no compensation for serving on the Board of Directors. In addition, Messrs. Schoen, Smith and Jaeckel received no compensation for their service on our Board of Directors or any committees in fiscal 2002, however, as described below under "Certain Relationships and Related Transactions," Thomas H. Lee Company, with which Messrs. Schoen, Smith and Jaeckel were affiliated, received fees from us for consulting and management advisory services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our Common Stock as of May 30, 2003, by:

  •
  each person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock (each, a "5% Shareholder");

  •
  our Chief Executive Officer and each of the other four most highly compensated executive officers at the end of fiscal 2002 (collectively, the "Named Executive Officers");

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Determinations as to the identity of 5% Shareholders are based upon filings with the SEC and other publicly available information. Except as otherwise indicated, we believe, based on the information furnished or otherwise available to us, that each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of beneficial ownership set forth below is based upon 32,461,769 shares of Common Stock outstanding as of the close of business on May 30, 2003. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that are subject to options held by that person that are currently exercisable or exercisable within 60 days of May 30, 2003, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Rayovac Corporation, 601 Rayovac Drive, Madison, Wisconsin 53711.

Names and Address of Beneficial Owner	Number of Shares		Number of Shares Subject to Options(1)	Percent
Wellington Management Company, LLP(2) 75 State Street Boston, MA 02109	2,969,745		—	9.15%
Wachovia Corporation(3) One Wachovia Center Charlotte, NC 28288-0137	2,579,096		—	7.95
T. Rowe Price Associates, Inc.(4) 100 East Pratt Street Baltimore, MD 21202-1009	1,847,392		—	5.70
David A. Jones	181,074	(5)	576,243	2.29
Kent J. Hussey	144,583	(6)	224,911	1.13
Stephen P. Shanesy	60,663	(7)	132,592	*
Merrell Tomlin(8)	32,700	(9)	122,763	*
Luis A. Cancio	63,387	(10)	130,875	*
William P. Carmichael	5,000		5,000	*
Thomas R. Shepherd	—		10,000	*

John S. Lupo	2,500		15,000	*
Philip F. Pellegrino	2,000		12,000	*
Barbara S. Thomas	—		5,000	*
All directors and executive officers of the Company as a group (14 persons)	699,679	(11)	1,569,623	6.67%

*
Indicates less than 1% of the total number of outstanding shares of our Common Stock.

(1)
Reflects the number of shares issuable upon the exercise of options exercisable within 60 days of May 30, 2003.

(2)
Information is based on a Schedule 13G/A filed with the SEC on February 12, 2003. The Schedule 13G/A reports that as of December 31, 2002, Wellington Management Company, LLP, an investment advisor, had shared dispositive power with respect to 2,969,745 shares and shared voting power with respect to 1,891,345 shares.

(3)
Information is based on a Schedule 13G filed with the SEC on February 12, 2003. The Schedule 13G reports that as of December 31, 2002, Wachovia Corporation, as the parent company of Evergreen Investment Management Company, J.L. Kaplan Associates LLC and Wachovia Bank, N.A., had sole dispositive power with respect to 2,579,096 shares and sole voting power with respect to 438,358 shares.

(4)
Information is based on a Schedule 13G/A filed with the SEC on February 10, 2003. The Schedule 13G/A reports that T. Rowe Price Associates, Inc., an investment advisor, had sole dispositive power with respect to 1,847,392 shares and sole voting power with respect to 295,992 shares. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)
Includes 171,980 restricted shares all of which were subject to restrictions as of May 30, 2003 and 7,741 shares held in the Company's 401(k) plan.

(6)
Includes 110,631 restricted shares of which restrictions have lapsed on 8,175 of such shares as of May 30, 2003 and 909 shares held in the Company's 401(k) plan.

(7)
Represents restricted shares of which restrictions have lapsed on 4,268 of such shares as of May 30, 2003.

(8)
Mr. Tomlin resigned from his position with the Company in February 2003. Prior to his resignation, Mr. Tomlin served as Executive Vice President of Global Sales.

(9)
Represents restricted shares of which restrictions have lapsed on 4,866 of such shares as of May 30, 2003.

(10)
Includes 59,802 restricted shares of which restrictions have lapsed on 4,866 of such shares as of May 30, 2003 and 2,676 shares held in the Company 401(k) plan.

(11)
Includes 628,741 restricted shares of which restrictions have lapsed on 31,907 shares as of May 30, 2003 and 16,242 shares held in the Company's 401(k) plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) furnished to us during or in respect of the fiscal year ended September 30, 2002, we are not aware of any director or executive officer who has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of such fiscal year, except for the inadvertent late reporting by Thomas R. Shepherd of one sale of stock and the inadvertent late reporting by Randall J. Steward of one grant of restricted stock and one grant of stock options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following table sets forth compensation paid to our Named Executive Officers for services rendered in all capacities to us. Certain prior year amounts have been reclassified to conform with current year presentation.

		Annual Compensation					Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)		Other Annual Compensation($)		Restricted Stock Awards($)		Securities Underlying Options(#)	All Other Compensation($)
David A. Jones, Chairman of the Board and Chief Executive Officer	2002 2001 2000	$568,500 568,500 518,500	$186,000 400,000	(1)	$349,400 342,700 260,200	(2) (3) (6)	$1,180,000	(4)	175,000 50,000	$5,741,400	(5)
Kent J. Hussey, President and Chief Operating Officer	2002 2001 2000	385,000 385,000 350,000	42,000	(1)	154,000 125,200 56,500	(7) (8) (9)	826,000	(4)	75,000 50,000 40,000	1,418,500	(5)
Luis A. Cancio, Executive Vice President-Latin America	2002 2001 2000	290,000 293,000 286,000	42,000	(1)	92,600 80,000 33,200	(10) (11) (12)	537,500	(4)	50,000 50,000 50,000
Stephen P. Shanesy, Executive Vice President-North America	2002 2001 2000	290,000 290,000 265,000	48,000	(1)	88,600 84,700	(13) (14)	567,500	(4)	50,000 50,000 35,000	796,200	(15)
Merrell M. Tomlin, Executive Vice President of Global Sales(17)	2002 2001 2000	290,000 290,000 250,000	48,000	(1)	92,000 70,800 32,500	(16) (14) (18)	560,000	(4)	50,000 50,000 35,000	924,600	(5)

(1)
Special cash bonus based on Company performance during the Named Executive Officer's term of employment.

(2)
Includes approximately $127,000 related to a supplemental retirement program, $42,000 related to personal use of the Company aircraft, $88,000 related to interest on the Jones Equity Note (as defined herein) and $63,000 related to a Company provided residence.

(3)
Includes approximately $104,000 related to a supplemental executive retirement program, $80,000 related to personal use of the Company aircraft, $70,000 related to interest on the Executive Note (as defined herein) and $60,000 related to a Company provided residence.

(4)
At September 30, 2002 an aggregate of 277,137 restricted shares were outstanding valued at $3,381,071. Vesting is scheduled for September 30, 2003 on 277,137 shares, of which 44,476 shares have vested as of

  September 30, 2002. The Company has the discretion to pay or defer dividends, if declared, until the expiration of the restrictions.

(5)
Represents compensation from the exercise of stock options.

(6)
Includes approximately $70,000 related to a Company provided residence, $70,000 related to interest on the Executive Note (as defined herein) and $90,000 related to personal use of the Company aircraft.

(7)
Includes approximately $84,000 related to a supplemental executive retirement program.

(8)
Includes approximately $70,000 related to a supplemental executive retirement program.

(9)
Includes approximately $20,000 related to personal use of the Company aircraft and $20,000 related to personal use of a Company provided vehicle.

(10)
Includes approximately $62,000 related to a supplemental executive retirement program.

(11)
Includes approximately $50,000 related to a supplemental executive retirement program.

(12)
Includes approximately $19,200 related to personal use of a Company provided vehicle and approximately $14,000 in contributions to a 401(k) plan.

(13)
Includes approximately $63,000 related to a supplemental executive retirement program.

(14)
Includes approximately $55,000 related to a supplemental executive retirement program.

(15)
Includes approximately $785,200 in compensation from the exercise of stock options and approximately $11,000 related to the purchase of a Company vehicle.

(16)
Includes approximately $63,000 related to a supplemental executive retirement program.

(17)
Mr. Tomlin resigned from his position with the Company in February 2003. Prior to his resignation, Mr. Tomlin served as Executive Vice President of Global Sales.

(18)
Includes approximately $20,000 related to personal use of a Company provided vehicle.

Option Grants and Exercises

        In connection with the 1996 recapitalization, the Board adopted the Rayovac Corporation 1996 Stock Option Plan (the "1996 Plan"). Pursuant to the 1996 Plan, options may be granted with respect to an aggregate of 2,318,127 shares of Common Stock. As of September 30, 2002, options to purchase an aggregate of 1,237,367 shares of Common Stock at a weighted average exercise price of $7.06 per share were outstanding. Of such options, options to purchase 508,181 shares of Common Stock were outstanding from the 911,577 granted to David A. Jones in accordance with the terms of his employment agreement, as amended. See "Employment Agreements". In September 1997, the Board adopted the 1997 Rayovac Incentive Plan ("Incentive Plan"). Pursuant to the Incentive Plan, 5,000,000 shares of Common Stock may be issued pursuant to stock-based awards, including options and restricted stock. At September 30, 2002 options to purchase an aggregate of 2,867,432 shares of Common Stock at a weighted average exercise price of $17.01 were outstanding under the Incentive Plan.

        The following table discloses the grants of stock options during fiscal 2002 to the Named Executive Officers.

Option Grants in Fiscal 2002

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted (#)
			Exercise or Base Price ($/share)
Name				Expiration Date
					5%($)	10%($)
David A. Jones	175,000	16.6	$14.50	9/30/2011	$1,595,820	$4,044,121
Kent J. Hussey	75,000	7.1	$14.50	9/30/2011	$683,923	$1,733,195
Luis A. Cancio	50,000	4.7	$14.50	9/30/2011	$455,949	$1,155,463
Stephen P. Shanesy	50,000	4.7	$14.50	9/30/2011	$455,949	$1,155,463
Merrell M. Tomlin(1)	50,000	4.7	$14.50	9/30/2011	$455,949	$1,155,463

(1)
Mr. Tomlin resigned from his position with the Company in February 2003. Prior to his resignation, Mr. Tomlin served as Executive Vice President of Global Sales.

        The following table sets forth information concerning options to purchase Common Stock held by the Named Executive Officers. None of the Named Executive Officers exercised any stock options during 2002.

Aggregated Option Exercises In Fiscal 2002 And Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
			Value of Unexercised In-the-money Options at Fiscal Year End ($)(1)
Name
	(Exercisable)	(Unexercisable)	(Exercisable)	(Unexercisable)
David A. Jones	516,431	216,750	$3,968,894	$0
Kent J. Hussey	174,089	156,770	732,211	0
Luis A. Cancio	83,250	166,750	0	0
Stephen P. Shanesy	63,678	154,914	457,604	0
Merrell M. Tomlin(2)	53,849	154,914	380,839	0

(1)
These values are calculated using the $12.20 per share closing price of the Common Stock as quoted on the NYSE on September 30, 2002.

(2)
Mr. Tomlin resigned from his position with the Company in February 2003. Prior to his resignation, Mr. Tomlin served as Executive Vice President of Global Sales.

Supplemental Executive Retirement Plan

        We provide a supplemental executive retirement plan for eligible employees. The Board of Directors determines which employees of the Company are eligible to participate in the plan. Currently, only our Named Executive Officers and certain other executive officers participate in the plan. Pursuant to the plan, we establish an account for each plan participant. Each October 1, we credit the account of each participant by an amount equal to 15% of the participant's salary. In addition, each quarter we credit each account by an amount equal to 2% of the participant's account value. Each participant vests 20% per year in his account, with immediate full vesting occurring upon death, disability or a change in control of the Company.

Employment Agreements

        We have an employment agreement with each of the Named Executive Officers. On October 1, 2002, we entered into amended and restated employment agreements with David A. Jones (the "Jones Employment Agreement") and Kent J. Hussey (the "Hussey Employment Agreement"), as well as amended and restated employment agreements with each of Luis A. Cancio, Stephen P. Shanesy and Merrell M. Tomlin (together with the Jones Employment Agreement and the Hussey Employment Agreement, the "Executive Employment Agreements").

        Each of the Executive Employment Agreements:

  •
  except in the case of the Hussey Employment Agreement (which has a term of four years and expires on September 30, 2006), has a term of three years, expiring on September 30, 2005, and, except for the Jones Employment Agreement, provides for automatic renewal for successive one-year periods unless terminated earlier upon 90-days' written notice by either the respective Named Executive Officer or us;

  •
  provides that the Named Executive Officer has the right to resign and terminate his respective Executive Employment Agreement at any time upon 60-days' notice. Upon such resignation, we must pay any unpaid base salary through the date of termination to the resigning Named Executive Officer;

  •
  except in the case of the Jones Employment Agreement, provides that upon termination of the Named Executive Officer's employment without cause or for death or disability, we will pay to the terminated Named Executive Officer, or such Named Executive Officer's estate, two times the Named Executive Officer's base salary and annual bonus, to be paid out over the following twelve months. In addition, each Named Executive Officer shall be entitled to receive insurance and other benefits for the greater of 24 months or the remainder of the term;

  •
  provides us with the right to terminate the Named Executive Officer's employment for "cause" (as defined therein), in which event we shall be obligated to pay to the terminated Named Executive Officer any unpaid base salary accrued through the date of termination; and

  •
  provides that, during the term of the agreement or the period of time served as an employee or director, and for one year thereafter, the Named Executive Officer shall not engage in or have any business which is involved in the industries in which we are engaged.

        Under their respective employment agreements, Mr. Jones became entitled to a base salary of $700,000 per annum beginning October 1, 2002, Mr. Hussey became entitled to a base salary of $435,000 per annum beginning October 1, 2002, Mr. Shanesy and Mr. Cancio each became entitled to a base salary of $325,000 per annum beginning October 1, 2002 (such base salaries may be adjusted from time to time at the discretion of the Board of Directors) and each Named Executive Officer is entitled to an annual bonus based upon our achieving certain annual performance goals established by the Board of Directors. Mr. Tomlin resigned from his position with the Company and terminated his Executive Employment Agreement in February 2003. Prior to his resignation, Mr. Tomlin served as Executive Vice President of Global Sales and was entitled to a base salary of $325,000 per annum and an annual bonus. Pursuant to the terms of a severance agreement, Mr. Tomlin will receive payments from the Company for a two-year period following his resignation from his position with the Company.

        In addition, pursuant to the Jones Employment Agreement, Mr. Jones was paid a bonus of $400,000 in October 2000 as compensation for past services and will be paid an additional bonus of $400,000 on September 30, 2003 and an additional bonus of $2,200,000 on October 1, 2005, should he remain with the Company as of such dates. The Jones Employment Agreement grants Mr. Jones the option to purchase his Rayovac-owned home for one dollar on or after April 30, 2003. In the event of a "sale" of Rayovac (as defined in the Jones Employment Agreement), Mr. Jones' right to receive the September 30, 2003 bonus shall accelerate to the date of the "sale". Pursuant to the terms of a previous employment agreement, Mr. Jones purchased 227,895 shares of our Common Stock at approximately $4.39 per share in connection with our 1996 recapitalization. One-half of the purchase price for those shares was paid in cash and one-half was paid with a promissory note from Mr. Jones in the principal amount of $500,000 with an annual interest rate of 7.0% that will mature in September 2003 (the "Jones Equity Note"). Mr. Jones receives additional salary at an initial rate of $35,000 annually as long as the Jones Equity Note remains outstanding to reimburse Mr. Jones for the annual interest due on the note and additional salary at a rate of $18,500 annually for miscellaneous expenses.

        The Jones Employment Agreement further provides that, upon termination of Mr. Jones' employment due to death or disability, we will pay him or his estate his base salary for the next 24 months following termination and we will continue to pay him or his estate two times the pro rata portion of his annual bonus. In addition, we will continue to pay him his additional salary at an initial rate of $35,000 annually, as long as the Jones Equity Note is outstanding, and additional salary of $18,500 annually for the duration of the term of his agreement, and he shall be entitled to insurance and other specified benefits for the greater of 24 months or the remainder of the term. In the event Mr. Jones is terminated "without cause" (as defined in the Jones Employment Agreement), he shall continue to be paid his annual bonus for the greater of 24 months or the remainder of the term. Mr. Jones shall also be entitled to receive additional salary at an initial rate of $35,000 annually, as long as the Jones Equity Note is outstanding, and additional salary of $18,500 annually for miscellaneous expenses and insurance and other benefits for the greater of 24 months or the remainder of the term.

Compensation Committee Interlocks and Insider Participation

        From October 2001 to January 2002, the Compensation Committee of the Board of Directors was comprised of Scott A. Schoen, Thomas R. Shepherd and Warren C. Smith, Jr. From January 2002 until July 2002, the Compensation Committee of the Board of Directors was comprised of Scott A. Schoen, Thomas R. Shepherd and Scott L. Jaeckel. Thereafter, the Compensation Committee of the Board of Directors has been comprised of Thomas R. Shepherd and Philip F. Pellegrino. No member of our Compensation Committee is currently or has been, at any time since our formation, one of our officers or employees. None of our executive officers serves a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is currently comprised of Philip F. Pellegrino and Thomas R. Shepherd, each of whom is a non-employee director. The Compensation Committee determines the compensation of all of the executive officers of Rayovac. Decisions by the Compensation Committee relating to stock options are reviewed and approved by the full Board of Directors. The purpose of this report is to inform shareholders of our compensation policies for our executive officers and the rationale for the compensation paid to executive officers in fiscal 2002.

Compensation Procedures and Policies

        Our executive compensation philosophy and specific compensation plans tie a significant portion of our executives' compensation to our success in meeting specified profit, growth and performance goals and to appreciation in our stock price. Our compensation objectives include attracting and retaining the best possible executive talent, motivating executive officers to achieve our performance objectives, rewarding individual performance and contributions, and linking executive and shareholder interests through equity-based plans.

        Our executive compensation consists of three key components: base salary, annual incentive compensation and stock-based awards, each of which is intended to complement the others and, taken together, to satisfy our compensation objectives. The Compensation Committee's policies with respect to each of the three components, including the basis for the compensation awarded to our Chief Executive Officer, are discussed below.

Base Salary

        Each of our Named Executive Officers is party to an employment agreement approved by the Compensation Committee that sets the base salary for each Named Executive Officer as well as other terms and conditions of employment. The base salary of each Named Executive Officer may be adjusted during the term of the agreement, as approved by the Board of Directors. The Compensation Committee periodically reviews the base salary of the Chief Executive Officer and the recommendation of the Chief Executive Officer with regard to the base salary of all our other executive officers. The Compensation Committee reviews available national survey data regarding salaries of persons holding comparable positions at comparably sized consumer goods companies to establish base salary ranges and then approves, with any modifications it deems appropriate, the base salaries recommended by the Chief Executive Officer for each of the other executive officers.

        Mr. Jones' base salary, as well as other terms and conditions of his employment, was reviewed at the October 25, 2001 meeting of the Compensation Committee. The Compensation Committee primarily considered our achievement of annual goals relating to earnings per share, sales growth and return on investment in fiscal 2001 and Mr. Jones' contribution to achieving those goals. In consideration of Mr. Jones' performance, the Compensation Committee approved Mr. Jones' base salary of $550,000 for fiscal 2002. On July 10, 2002, the Compensation Committee again reviewed Mr. Jones' base salary, as well as other terms and conditions of his employment, and approved the terms of the Jones Employment Agreement. See "Employment Agreements" above for further information about the Jones Employment Agreement.

        The amount of base salary paid to each Named Executive Officer in fiscal 2002 is set forth in the summary compensation table on page 14.

Annual Incentive Compensation

        In fiscal 2002, our executive officers were eligible to participate in an incentive bonus plan which called for payment to Mr. Jones and Mr. Hussey of up to 60% of their annual salaries as cash bonuses and payment to our other executive officers of up to 50% of their annual salaries as cash bonuses in the event that we reached 100% of our target financial goals. We reached 90% of our target financial goals in fiscal 2002 and, as a result, Mr. Jones and Mr. Hussey were paid 30% of their annual salaries and the other executive officers were paid 25% of their respective annual salaries in December 2002. Our executive officers were not paid any bonuses under our incentive bonus plan in fiscal 2002 relative to company performance in fiscal 2001; however, each of our executive officers received one-time cash payments in December 2001 of (i) $186,000 in the case of Mr. Jones, (ii) $48,000 in the case of Messrs. Shanesy, Tomlin, Steward and Biller and (iii) $42,000 in the case of Messrs. Hussey and Cancio. These payments were made in recognition of the generally strong performance of the Company during the tenure of this executive leadership team.

        In fiscal 2003, our executive officers may be eligible to participate in an incentive bonus plan which calls for payment to Mr. Jones of up to 100% of his annual salary, Mr. Hussey of up to 75% of his annual salary and our other executive officers of up to 60% of their annual salaries as cash bonuses in the event that we reach 100% of our target financial goals. If we reach at least 80%, but less than 100%, of our target financial goals, the executive officers may be eligible to receive up to one-half of the incentive bonus payment they would otherwise have been eligible to receive had we reached 100% of our target financial goals.

Stock-Based Awards

        During fiscal 2002, our executive officers were also eligible to participate in the 1996 Plan and the Incentive Plan.

        Under the 1996 Plan, options to acquire up to 2,318,127 shares of Common Stock, in the aggregate, could be granted to select employees and directors under a time-vesting and/or a performance-vesting formula at an exercise price equal to the market price of the Common Stock on the date of grant. The time-vesting options become exercisable primarily in equal 20% increments over a five-year period. The performance-vesting options become exercisable at the end of ten years with accelerated vesting over each of the first five years if we achieve certain performance goals. Accelerated vesting may also occur upon a sale of Rayovac, as defined in the 1996 Plan. As of May 30, 2003, options with respect to 1,186,367 shares of Common Stock were outstanding under the 1996 Plan. In 1997, the Board of Directors adopted the Incentive Plan, which replaced the 1996 Plan. No further awards will be granted under the 1996 Plan, other than awards to replace options granted under the 1996 Plan that terminate or expire prior to being exercised.

        Under the Incentive Plan, we may grant to employees and non-employee directors stock options, stock appreciation rights, restricted stock, and other stock-based awards, as well as cash-based annual and long-term incentive awards. Accelerated vesting will occur in the event of a change in control, as defined in the Incentive Plan. Up to 5,000,000 shares of Common Stock may be issued under the

Incentive Plan. As of May 30, 2003, 4,395,788 shares of Common Stock underlying stock option grants and restricted stock awards were outstanding under the Incentive Plan. The Incentive Plan expires in August 2007.

        The options granted to the Named Executive Officers in fiscal 2002 are set forth in the option grant table on page 16.

Policy Regarding Deductibility of Compensation.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the tax deductibility by a company of compensation in excess of $1,000,000 paid to its chief executive officer and the four next highest compensated executive officers. This limit does not apply, however, to performance-based compensation, provided that certain conditions are satisfied.

        The Compensation Committee's general policy is to preserve, when possible, the federal income tax deduction for compensation payable to executives. Accordingly, provided that we satisfy all other conditions under Section 162(m) of the Code and any related regulations, we believe that awards made under the Incentive Plan will be deductible. The Compensation Committee believes that no payments have been made that would fail to be deductible as a result of the application of Section 162(m) of the Code. We reserve the authority, however, to authorize payments that may not be deductible if we believe that it is in the best interests of Rayovac and our shareholders.

        The foregoing report is furnished by the Compensation Committee of the Board of Directors.

                      COMPENSATION COMMITTEE

                      Thomas R. Shepherd, Chairman
                      Philip F. Pellegrino

COMPARISON OF TOTAL SHAREHOLDER RETURN

        The following graph demonstrates the total shareholder return on an initial investment of $100 on November 20, 1997 (the date our Common Stock began to trade on the New York Stock Exchange) through September 30, 2002 (the last trading date of fiscal 2002) for (i) our Common Stock, (ii) the Standard & Poor's Small Cap 600 Index, (iii) the Russell 2000 Index and (iv) the Russell 2000 Consumer Staples Index. The starting point for our Common Stock represents the actual initial offering price of $14.00 per share. All values assume reinvestment of the full amount of all dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

AUDIT COMMITTEE REPORT

        Our Audit Committee consists of William P. Carmichael, Philip F. Pellegrino and Thomas R. Shepherd. Each of Messrs. Carmichael, Pellegrino and Shepherd are independent directors as defined in Section 303 of the New York Stock Exchange Listing Standards. The Audit Committee operates under, and has the responsibility and authority set forth in, the written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this proxy statement and which can be viewed at the Corporate Governance portion of our website at www.rayovac.com.

        Management is responsible for our internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        With respect to our audited financial statements for the fiscal year ended September 30, 2002, management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed those financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), including the quality and acceptability of the Company's accounting principles as applied in its financial reporting.

        The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the independent auditors the accounting firm's independence. The Audit Committee also considered whether the non-audit services provided by the independent auditors during the last fiscal year described below were compatible with maintaining the independent auditors independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2002 be included in our Annual Report on Form 10-K, as amended, filed with the SEC for that year. The Audit Committee also recommended to the Board of Directors that KPMG LLP be appointed as our independent auditors for fiscal 2003.

        The foregoing report is furnished by the Audit Committee of the Board of Directors.

                      AUDIT COMMITTEE

                      William P. Carmichael, Chairman
                      Philip F. Pellegrino
                      Thomas R. Shepherd

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In connection with our recapitalization in 1996, we entered into a Management Agreement with Thomas H. Lee Company pursuant to which Thomas H. Lee Company and its affiliates (the "THL Entities") provided consulting and management advisory services to us for an initial period of five years ending September 12, 2001, which period was subsequently extended for an additional one year term. The agreement was not renewed upon expiration in September 2002. Pursuant to the terms of the Management Agreement, in consideration of the consulting and management advisory services provided under the Management Agreement in fiscal 2002, we paid the THL Entities approximately $364,000 in fees and expenses. We believe that the Management Agreement was on terms no less favorable to us than could have been obtained from an independent third party. During the last quarter of fiscal 2002, the THL Entities that held shares of our Common Stock distributed all of their shares of our Common Stock to their individual limited partners. In addition, during the last quarter of fiscal 2002, two of our directors who were affiliates of the THL Entities resigned as directors of the Company.

        In addition to the Jones Equity Note, we hold various promissory notes described below (together with the Jones Equity Note, the "Executive Notes") from each of the Named Executive Officers.

        Mr. Shanesy previously executed three five-year promissory notes dated March 17, 1997, August 1, 1997, and September 16, 1997, in connection with his purchase of shares of Common Stock and exercise of options to purchase shares of Common Stock for a total of $130,002. On May 1, 2002, Mr. Shanesy executed a promissory note replacing the three previous notes and in the amount of $130,002. Interest on this promissory note is to be adjusted annually to the Internal Revenue Service minimum rate for 3-5 year maturities. This promissory note is secured by a security interest in shares of our Common Stock (including vested options) owned by Mr. Shanesy.

        On July 20, 2000, the Board of Directors authorized additional loans to Messrs. Jones, Hussey, Shanesy, Tomlin, Biller and Cancio of up to the aggregate principal amounts of $1,950,000, $800,000, $200,000, $500,000, $400,000 and $200,000, respectively. As of August 11, 2000, Messrs. Jones, Hussey, Shanesy, Tomlin, Biller and Cancio had each executed a promissory note and, as of September 30, 2002, had drawn aggregate principal amounts of $1,700,000, $750,000, $200,000, $200,000, $400,000 and $200,000, respectively, under the authorized loan program. Interest on these promissory notes is to be adjusted annually to the Internal Revenue Service minimum rate for 3-5 year maturities. The annual interest rate on each of these notes was 4.6% in fiscal year 2002. Each of these promissory notes is secured by a security interest in shares of our Common Stock (including vested options) owned by the respective borrower.

        Payments of interest on the Executive Notes are due annually and the outstanding principal amount and any unpaid interest on the Executive Notes is payable at maturity. The Jones Equity Note matures in September 2003 and the remaining Executive Notes mature in September 2005.

        The purpose of the loans authorized by the Board of Directors in July 2000 was to provide the executive officers receiving the loans with access to funds as a component of their compensation program. In July 2000, a significant percentage of the stock options and our Common Stock held by such executive officers was subject to transfer restrictions imposed by a shareholders agreement among the Company, the executive officers and the Thomas H. Lee Company (which agreement expired on September 12, 2002). The loans provided the executive officers with access to alternative funds in light of the restrictions imposed by the shareholders agreement on the equity component of the executives' compensation.

        The largest aggregate amount of indebtedness outstanding at any time during fiscal 2002 for each of the executive officers was as follows: Mr. Jones, $2,200,000; Mr. Hussey, $750,000; Mr. Shanesy, $330,002; Mr. Tomlin, $200,000; Mr. Biller, $400,000; and Mr. Cancio, $200,000. The aggregate amount of indebtedness outstanding as of May 30, 2003, for each of the executive officers is as follows: Mr. Jones, $2,200,000; Mr. Hussey, $750,000; Mr. Shanesy, $330,002; Mr. Tomlin, $200,000; Mr. Biller, $400,000; and Mr. Cancio, $200,000.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General

        Upon recommendation of the Audit Committee, the Board of Directors has appointed KPMG LLP as our independent auditors for fiscal 2003. The shareholders are asked to ratify this action of the Board of Directors. Shareholder ratification of the selection of KPMG LLP as our independent auditors for fiscal 2003 is not required by our Amended and Restated By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. If shareholders do not ratify the selection of KPMG LLP as our independent auditors for fiscal 2003, the Board of Directors will consider the matter at its next meeting. KPMG LLP has audited our financial statements since September 12, 1996.

        It is anticipated that one or more representatives of KPMG LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from shareholders who are present.

Audit Fees

        We paid fees in the aggregate of $210,000 to KPMG LLP for professional services rendered for the audit of our annual financial statements for fiscal 2002, and review of financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2002.

Financial Information Systems Design And Implementation Fees

        We did not engage KPMG LLP in fiscal 2002 to perform any services for financial information systems design or implementation.

All Other Fees

        In addition to the audit fees, we paid fees in the aggregate of $1,259,000 to KPMG LLP for professional services rendered in fiscal 2002, comprised of fees of $1,200,000 for audit-related services and fees of $59,000 for non-audit services. Of the fees for audit-related services, approximately 90%, or $1,052,000, of such fees were attributable to services performed in connection with our acquisition of substantially all of the consumer battery business of VARTA AG and other due diligence services. The remaining audit-related services consisted of statutory audits required for certain of our foreign subsidiaries and audits of financial statements of employee benefit plans. Non-audit services consisted of tax compliance assistance and tax advice. The Audit Committee considered these activities to be compatible with the maintenance of KPMG LLP's independence.

The Board of Directors recommends a vote FOR Proposal No. 2 to ratify the appointment of KPMG LLP as Rayovac's independent auditors for fiscal 2003.

OTHER MATTERS

        The Board of Directors knows of no items of business to be brought before the Annual Meeting other than as described above. If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with respect to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card.

SHAREHOLDER PROPOSALS

        Under the rules and regulations of the SEC, shareholder proposals intended to be presented in our proxy statement for the annual meeting of shareholders to be held in 2004 must be received at our principal executive offices at 601 Rayovac Drive, Madison, Wisconsin 53711, no later than February 17, 2004 in order to be considered for inclusion in our proxy statement for such meeting.

        Under our Amended and Restated By-Laws, as amended, proposals of shareholders intended to be submitted for a formal vote (other than proposals to be included in our proxy statement) at the annual meeting of shareholders to be held in 2004 may be made only by a shareholder of record who has given notice of the proposal to the Secretary of Rayovac at our principal executive offices no earlier than March 9, 2004 and not later than June 3, 2004. The notice must contain certain information as specified in the Amended and Restated By-Laws. Any proposal received after June 3, 2004 will not be considered "timely" under the federal proxy rules for purposes of determining whether we may use discretionary authority to vote on such proposal.

ANNUAL REPORT AND FORM 10-K

        A copy of our Annual Report on Form 10-K, and all amendments thereto, filed with the SEC is available on request by writing to the Corporate Communications Department, Rayovac Corporation, 601 Rayovac Drive, Madison, Wisconsin 53711.

        Our Annual Report for the fiscal year ended September 30, 2002, including the financial statements for fiscal 2002, was previously mailed to shareholders on or about January 2, 2003. An additional copy of the Annual Report may be obtained by writing to the Corporate Communications Department at the above address.

                      By Order of the Board of Directors,

                      James T. Lucke
                      Secretary

June 17, 2003

Appendix A

Rayovac Corporation
Charter of the Audit Committee of the Board of Directors

Purpose

        The purposes of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Rayovac Corporation (the "Company") shall be to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The Committee shall prepare the reports required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

        The Committee shall be comprised of three or more directors. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Committee shall be an audit committee financial expert as defined by the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies without the prior approval of the Board.

        The members of the Committee shall be elected annually to one-year terms by majority vote of the Board at the first meeting of the Board to be held following the annual meeting of stockholders. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. Committee members may be removed by the Board.

Meetings and Procedures of the Committee

        The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Committee shall meet as provided by its rules, which shall be at least quarterly or more frequently as circumstances require. The Board shall designate one member of the Committee as its Chairperson. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

        The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

        The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

        The Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate to one or more designated members the authority to grant such preapprovals, provided that decisions of such member or members to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

        The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

        The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

        The Committee shall make periodic reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance.

        The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

  1.
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  2.
  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  3.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  4.
  Review and discuss quarterly reports from the independent auditors on:

  (a)
  All critical accounting policies and practices to be used;

  (b)
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  (c)
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  5.
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  6.
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

  7.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  8.
  Discuss with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  9.
  Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein or any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

  10.
  Review and evaluate the lead partner of the independent auditor team.

  11.
  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

  12.
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to ensure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  13.
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

  14.
  Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

  15.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

  16.
  Review the appointment and replacement of the senior internal auditing executive.

  17.
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  18.
  Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

  19.
  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  20.
  Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

  21.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  22.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statement or accounting policies.

  23.
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Committee's Role

        While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed below. If no direction is made, this proxy will be voted as the Board of Directors recommends.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2

		FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed			FOR	AGAINST	ABSTAIN

1.	To elect William P. Carmichael, Kent J. Hussey and Philip F. Pellegrino as Class III directors for a three-year term. If any such nominees should be unavailable, the proxies or any of them may vote for substitute nominee(s) at their discretion.	☐	☐	2.	To ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent auditors for 2003.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name in the space provided below.				3.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

DATE:	, 2003

SIGNATURE(S)

IMPORTANT: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.

PLEASE DETACH PROXY CARD HERE

PROXY

RAYOVAC CORPORATION
ANNUAL MEETING OF SHAREHOLDERS JULY 23, 2003

Attention: Participants in the Rayovac 401(k) Retirement Savings Plan and the Rayovac 401(k) Savings Plan for Hourly Employees

        The undersigned, having read the Notice of Annual Meeting of Shareholders and Proxy Statement dated June 17, 2003, receipt of which is hereby acknowledged, does hereby appoint and constitute KENT J. HUSSEY and JAMES T. LUCKE, and each or any of them, the attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Shareholders of Rayovac Corporation to be held at the Company's headquarters, 601 Rayovac Drive, Madison, Wisconsin, on Wednesday, July 23, 2003 at 8:00 a.m., local time, and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $.01 per share, of the Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as follows:

Note from the Trustee:

New York Life Trust Company, as Trustee of the Rayovac 401(k) Retirement Savings Plan and the Rayovac 401(k) Savings Plan for Hourly Employees, has requested that the enclosed proxy materials relative to the securities held by us in your account, but not registered in your name be forwarded to you. Such securities can be voted only by us as holder of record. We shall be pleased to vote your securities in accordance with your wishes if you will execute this proxy card and return it promptly in the enclosed business reply envelope. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions, as directed by the Rayovac 401(k) Retirement Savings Plan and the Rayovac 401(k) Savings Plan for Hourly Employees, is that securities for which no voting instructions have been given shall be voted in the same percentage as plan participants' directed allocated shares are voted. In order to ensure that your securities are voted as you wish, please return your proxy by July 21, 2003.

New York Life Trust Company

(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed below. If no direction is made, this proxy will be voted as the Board of Directors recommends.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2

		FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed			FOR	AGAINST	ABSTAIN

1.	To elect William P. Carmichael, Kent J. Hussey and Philip F. Pellegrino as Class III directors for a three-year term. If any such nominees should be unavailable, the proxies or any of them may vote for substitute nominee(s) at their discretion.	☐	☐	2.	To ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent auditors for 2003.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name in the space provided below.				3.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

DATE:	, 2003

SIGNATURE(S)

IMPORTANT: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.

PLEASE DETACH PROXY CARD HERE

PROXY

RAYOVAC CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
JULY 23, 2003

        This Proxy is solicited by the Board of Directors for use at the Rayovac Corporation Annual Meeting of Shareholders on July 23, 2003 or any postponement(s) or adjournment(s) thereof.

        The undersigned, having read the Notice of Annual Meeting of Shareholders and Proxy Statement dated June 17, 2003, receipt of which is hereby acknowledged, does hereby appoint and constitute KENT J. HUSSEY and JAMES T. LUCKE, and each or any of them, the attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act at the Annual Meeting of Shareholders of Rayovac Corporation to be held at the Company's headquarters, 601 Rayovac Drive, Madison, Wisconsin, on Wednesday, July 23, 2003 at 8:00 a.m. and at any postponement or adjournment thereof, with respect to all shares of Common Stock, par value $.01 per share, of the Company, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as follows:

(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

QuickLinks

IMPORTANT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARISON OF TOTAL SHAREHOLDER RETURN
AUDIT COMMITTEE REPORT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
SHAREHOLDER PROPOSALS
ANNUAL REPORT AND FORM 10-K
  Appendix A
Rayovac Corporation Charter of the Audit Committee of the Board of Directors